Second Quarter 2017 Financial Results Supplement August 1, 2017 Exhibit 99.2

Corporate Highlights Key highlights Financial highlights $ Millions Note: Totals may not add due to rounding. Comprehensive Income (CI) of $2.0 billion, Net Income of $1.7 billion. CI stable quarter-over-quarter due to reduction in market-related earnings volatility. Market spreads were relatively unchanged. Implementation of hedge accounting offset most net losses arising from changes in interest rates. Higher adjusted guarantee fee income partly due to continued growth in total guarantee portfolio balances. Credit quality: improving in Single-family, very strong in Multifamily.

Corporate Highlights, continued Treasury draw requests and dividend payments $ Billions DFAST4 - Additional draws needed under severely adverse scenario $ Billions Note: Totals may not add due to rounding. 2 3

Key Economic Indicators National home prices increased by an average of 6.9% over the past year5 > 6.0% > 3.0 – 6.0% > 0.0 – 3.0% ≤ 0.0% Quarterly ending interest rates Unemployment rate and job creation National home price trends5,6 have surpassed the 2006 peak Freddie Mac House Price Index (December 2000 = 100) (2006 Peak)

Total Portfolio Balances Total debt outstanding11,12 $ Billions Portfolio balance highlights Total guarantee portfolio balance7 $ Billions $308 Multifamily Total guarantee portfolio balance: Single-family - increased $71 billion, or 4% YoY, to $1,784 billion. Multifamily - increased $32 billion, or 23% YoY, to $174 billion. Total investments portfolio balance: Mortgage-related investments portfolio decreased $37 billion, or 12% YoY, to $284 billion. Note: Totals may not add due to rounding. +6% -11% Total investments portfolio balance $ Billions PSPA 2017 Limit $288B

Single-family Financial Highlights and Key Metrics Single-family financial highlights $ Millions Credit guarantee portfolio balance $ Billions New funding volume $ Billions Guarantee fees charged on new acquisitions (bps)13 Serious delinquency rates +4% (71%) (73%) (74%) (69%) (75%)

Single-family Credit Risk Transfer – STACR / ACIS16 Total Single-family credit guarantee portfolio with transferred credit risk $ Billions Cumulative Single-family transferred credit risk based on outstanding balance at period end $ Billions Outstanding reference pool UPB as a percentage of total Single-family portfolio

Multifamily Financial Highlights and Key Metrics Total portfolio balance $ Billions Multifamily market and Freddie Mac delinquency rates (%) Multifamily financial highlights $ Millions Multifamily acquisitions of units by area median income (% of eligible units acquired) +34% (45%) (54%) (64%) (74%) (78%) Note: Totals may not add due to rounding.

Multifamily Key Metrics, continued Multifamily securitization volume18 $ Billions New funding volume $ Billions Note: Totals may not add due to rounding. Cap = $30.0 Cap = $36.5

Capital Markets Financial Highlights and Key Metrics Capital Markets mortgage investments portfolio $ Billions Capital Markets financial highlights $ Millions Capital Markets investments portfolio balance $ Billions Capital Markets net interest yield & net interest income % and $ Millions -10% (58%) (59%) (60%) (63%) (62%) Note: Totals may not add due to rounding.

Housing Market Support Number of families Freddie Mac helped to own or rent a home20 In Thousands Number of single-family loan workouts21 In Thousands Note: Totals may not add due to rounding. Home Retention Actions Foreclosure Alternatives

Footnotes 1 For additional information regarding Freddie Mac’s non-GAAP financial measures and reconciliations to the comparable amounts under GAAP, see the company’s earnings release for the quarter ended June 30, 2017. 2 Excludes the initial $1 billion liquidation preference of senior preferred stock issued to Treasury in September 2008 as consideration for Treasury’s funding commitment. The company received no cash proceeds as a result of issuing this initial $1 billion liquidation preference of senior preferred stock. 3 Data for the six months ended June 30, 2017. 4 For additional information, see Regulation and Supervision – Federal Housing Finance Agency – Capital Standards in the company’s Annual Report on Form 10-K for the year ended December 31, 2016. (DFAST: Dodd-Frank Act Stress Test) 5 The Freddie Mac House Price Index for the U.S. is a value-weighted average of the state indices where the value weights are based on Freddie Mac’s single-family credit guarantee portfolio. Other indices of home prices may have different results, as they are determined using different pools of mortgage loans and calculated under different conventions. The Freddie Mac House Price Index for the U.S. is a non-seasonally adjusted (NSA) monthly series. Cumulative increase, based on the NSA series, calculated as the percent change from June 2006 to June 2017. 6 Seasonal factors typically result in stronger house price appreciation during the second and third quarters. Historical growth rates change as new data becomes available. Values for the most recent periods typically see the largest changes. 7 Based on unpaid principal balances (UPB) of loans and securities. Excludes mortgage-related securities traded, but not yet settled. The mortgage-related investments portfolio is determined without giving effect to the January 1, 2010 change in accounting standards related to the transfer of financial assets and consolidation of variable interest entities (VIEs). 8 Primarily Freddie Mac’s K Certificate and SB (Small Balance) Certificate transactions. 9 See Freddie Mac’s Form 10-Q for the quarter ended June 30, 2017 for information about the company’s Other investments and cash portfolio. 10 Represents the unpaid principal balance of the company’s mortgage-related investments portfolio. 11 The company’s Purchase Agreement with Treasury limits the amount of mortgage assets the company can own and indebtedness it can incur. Under the Purchase Agreement, mortgage assets and indebtedness are calculated without giving effect to the January 1, 2010 change in the accounting guidance related to the transfer of financial assets and consolidation of variable interest entities (VIEs). See the company’s Annual Report on Form 10-K for the year ended December 31, 2016 for more information. 12 Represents the company’s aggregate indebtedness for purposes of the Purchase Agreement debt cap and primarily includes the par value of other short-term and long-term debt used to fund its business activities. 13 Represents the estimated average rate of guarantee fees for new acquisitions during the period assuming amortization of upfront delivery fees using the estimated life of the related loans rather than the original contractual maturity date of the related loans. Includes the effect of fee adjustments that are based on the price performance of Freddie Mac’s PCs relative to comparable Fannie Mae securities. Net of legislated 10 basis point guarantee fee remitted to Treasury as part of the Temporary Payroll Tax Cut Continuation Act of 2011. 14 Represents loans acquired after 2008, excluding HARP and other relief refinance loans. 15 Certain securitization transactions for which data is not available are only included in the total single-family serious delinquency rate. 16 Consists of Structured Agency Credit Risk (STACR) issuances and Agency Credit Insurance Structure (ACIS) transactions. Excludes all other forms of credit enhancement, including mortgage insurance, whole loan securities, senior subordinate securitization structures, seller indemnification, and Deep Mortgage Insurance CRT transactions. 17 See Freddie Mac’s Form 10-K for the year ended December 31, 2016 for information about the company’s reported delinquency rates. The multifamily delinquency rate at June 30, 2017 was 0.01%. Source: Freddie Mac, FDIC Quarterly Banking Profile, TREPP (CMBS multifamily 60+ delinquency rate, excluding REOs). Non-Freddie Mac data is not yet available for the second quarter of 2017. 18 Represents the UPB of multifamily loans sold via Freddie Mac’s K Certificates and SB Certificates. 19 Includes K Certificates without subordination, which are fully guaranteed and issued without subordinate or mezzanine securities 20 Based on the company’s purchases of loans and issuances of mortgage-related securities. For the periods presented, a borrower may be counted more than once if the company purchased more than one loan (purchase or refinance mortgage) relating to the same borrower. 21 Consists of both home retention actions and foreclosure alternatives. 22 These categories are not mutually exclusive and a borrower in one category may also be included in another category in the same or another period. For example, a borrower helped through a home retention action in one period may subsequently lose his or her home through a foreclosure alternative in a later period.

Safe Harbor Statements Freddie Mac obligations Freddie Mac’s securities are obligations of Freddie Mac only. The securities, including any interest or return of discount on the securities, are not guaranteed by and are not debts or obligations of the United States or any federal agency or instrumentality other than Freddie Mac. No offer or solicitation of securities This presentation includes information related to, or referenced in the offering documentation for, certain Freddie Mac securities, including offering circulars and related supplements and agreements. Freddie Mac securities may not be eligible for offer or sale in certain jurisdictions or to certain persons. This information is provided for your general information only, is current only as of its specified date and does not constitute an offer to sell or a solicitation of an offer to buy securities. The information does not constitute a sufficient basis for making a decision with respect to the purchase or sale of any security. All information regarding or relating to Freddie Mac securities is qualified in its entirety by the relevant offering circular and any related supplements. Investors should review the relevant offering circular and any related supplements before making a decision with respect to the purchase or sale of any security. In addition, before purchasing any security, please consult your legal and financial advisors for information about and analysis of the security, its risks and its suitability as an investment in your particular circumstances. Forward-looking statements Freddie Mac's presentations may contain forward-looking statements, which may include statements pertaining to the conservatorship, the company’s current expectations and objectives for its Single-family Guarantee, Multifamily and Capital Markets segments, its efforts to assist the housing market, liquidity and capital management, economic and market conditions and trends, market share, the effect of legislative and regulatory developments and new accounting guidance, credit quality of loans the company guarantees, the costs and benefits of the company’s credit risk transfer transactions, and results of operations and financial condition on a GAAP, Segment Earnings, non-GAAP and fair value basis. Forward-looking statements involve known and unknown risks and uncertainties, some of which are beyond the company’s control. Management’s expectations for the company’s future necessarily involve a number of assumptions, judgments and estimates, and various factors, including changes in market conditions, liquidity, mortgage spreads, credit outlook, actions by the U.S. government (including FHFA, Treasury and Congress), and the impacts of legislation or regulations and new or amended accounting guidance, could cause actual results to differ materially from these expectations. These assumptions, judgments, estimates and factors are discussed in the company’s Annual Report on Form 10-K for the year ended December 31, 2016, Quarterly Reports on Form 10-Q for the quarters ended March 31, 2017 and June 30, 2017 and Current Reports on Form 8-K, which are available on the Investor Relations page of the company’s Web site at www.FreddieMac.com/investors and the SEC’s Web site at www.sec.gov. The company undertakes no obligation to update forward-looking statements it makes to reflect events or circumstances occurring after the date of this presentation.